    As filed with the Securities and Exchange Commission on March 30, 2001
                                                      Registration No. 333-45583

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       to

                                    FORM S-8

                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                ----------------

                              BAY BANCSHARES, INC.
              (Exact name of registrant as specified in its charter)


              TEXAS                                       76-0046244
 (State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                        Identification No.)

                                ----------------

                             1001 HIGHWAY 146 SOUTH
                              LA PORTE, TEXAS 77571
                                 (281) 471-4400
                   (Address of Principal Executive Offices)

                                ----------------

                 BAY BANCSHARES, INC. 1997 STOCK INCENTIVE PLAN
   BAY BANCSHARES, INC. AMENDED AND RESTATED 1997 KEY EMPLOYEE STOCK OPTION PLAN
                  BAY BANCSHARES, INC. 1993 PHANTOM STOCK PLAN
                              (Full title of Plans)

                                ----------------

                                  L. D. WRIGHT
                            CHIEF EXECUTIVE OFFICER
                            1001 HIGHWAY 146 SOUTH
                             LA PORTE, TEXAS 77571
                     (Name and address of agent for service)


                                  281-471-4400
            (Telephone number, including area code, of agent for service)


                                    COPY TO:


                              WILLIAM T. LUEDKE IV
                          BRACEWELL & PATTERSON, L.L.P.
                        711 LOUISIANA STREET, SUITE 2900
                           HOUSTON, TEXAS 77002-2781
                                (713) 223-2900

                                ----------------

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-45583) shall become effective in accordance with
Section 8(c) of the Securities Act of 1933.

============================================================================--==

                          DEREGISTRATION OF SECURITIES

The purpose of this Post-Effective Amendment No. 1 ("Amendment") to the Registration Statement on Form S-8 (Registration No. 333-45583)
("Registration Statement") of Bay Bancshares, Inc. is to deregister all shares of the Registrant's common stock, $1.00 par value, which were registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                  SIGNATURES

   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LAPORTE, STATE OF TEXAS ON THE 30TH DAY OF MARCH, 2001.



                                           BAY BANCSHARES, INC.



                                           By:  /s/ L. D. Wright
                                              ----------------------------------
                                           L. D. Wright
                                           President and Chief Executive Officer



   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE 30TH DAY OF MARCH, 2001.



          Signature                                                      Title
          ---------                                                      -----
/s/ L. D. Wright                                           President and Chief Executive Officer
----------------------------------                         (principal executive officer)
L. D. Wright



/s/ Kim Love                                               Controller (principal financial officer and
----------------------------------                         principal accounting officer)
Kim Love



/s/ Knox W. Askins                                         Director
----------------------------------
Knox W. Askins



/s/ Albert D. Fields                                       Director
----------------------------------
Albert D. Fields



/s/ Eddie V. Gray                                          Director
----------------------------------
Eddie V. Gray



/s/ Doug Latimer                                           Director
----------------------------------
Doug Latimer



/s/ Lester A. Marks                                        Director
----------------------------------
Lester A. Marks



/s/ William L. H. Morgan, Jr.                              Director
----------------------------------
William L. H. Morgan, Jr.



/s/ Lindsay R. Pfeiffer                                    Director
----------------------------------
Lindsay R. Pfeiffer



/s/ Henry C. Robson, Jr.                                   Director
----------------------------------
Henry C. Robson, Jr.


/s/ Ruede M. Wheeler, D.D.S.                               Director
----------------------------------
Ruede M. Wheeler, D.D.S.
